Exhibit 10.8

Xel Communications, Inc.	Amendment No. 2
12/12/03	Agreement No. C0302362
Page 1 of 2
Amendment No. 2
To Product Purchase Agreement
Between Telesector Resources Group, Inc., d/b/a/Verizon Services Group,
And XEL Communications, Inc.
This Amendment No. 2 to Product Purchase Agreement No. C0302362 (Agreement) is entered into and made effective as of the 12th day of December, 2003, by and between XEL Communications Inc., a corporation, with offices at 17101 East Ohio Dr., Aurora, CO, 80017 (hereinafter called “Seller”) and Telesector Resources Group, Inc., d/b/a Verizon Services Group, with an office at 240 East 38th Street, New York, New York 10016, on behalf of itself and for the benefit of its AFFILIATES, (herein referred to as “Purchaser”).
WHEREAS, the Agreement was effective between Buyer and Seller on June 19, 2003, and was extended by Amendment #1 on August 25, 2003, to continue in effect until December 31, 2006;
EFFECTIVE DATE:
This Amendment No. 2 shall be effective December 12, 2003
NOW THEREFORE, the parties agree as follows:
PRICING
1. Appendix D to the Agreement, entitled Pricing, is hereby amended as per the party’s agreement to increase the Chassis (part number 9SA-CHAS-000) price by $[1]* as follows:
Year 2003 pricing from $[2]* to $[3]*
Year 2004 pricing from $[4]* to $[5]*
Year 2005 pricing from $[6]* to $[7]*
Year 2006 pricing from $[8]* to $[9]*
2. Appendix D to the Agreement, entitled Pricing, is hereby amended as per the party’s agreement to decrease the Installation Kit unit price (part number 9SA-Inst-Kit, Kit Installation for SHARK XSP-100) from $[10]* to $[11]*.
ALL OTHER TERMS:
All other terms and conditions of the Agreement shall remain in full force and effect.
* Confidential portions omitted and will be filed separately with the Securities and Exchange Commission.

Xel Communications, Inc.	Amendment No. 2
12/12/03	Agreement No. C0302362

Each party represents that it has executed this Amendment through its authorized corporate representative:

Accepted for: XEL Communications, Inc.		Accepted for: Telesector Resources Group, Inc., (A Verizon Company)

Signature:	/s/ Michael Hull	Signature:	/s/ George Hanoza

Typed Name:	Michael Hull	Typed Name:	George Hanoza

Title:	President & Coo	Title:	Senior Sourcing Process Leader

Date:	12/19/03	Date:	1/5/04